UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 28, 2007


                     INTERNATIONAL CARD ESTABLISHMENT, INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its Charter)


            DELAWARE                   000-33129              95-4581903
____________________________          ____________       ______________________
(State or Other Jurisdiction          (Commission        (IRS Employer
       of Incorporation)              File Number)       Identification Number)


              555 Airport Way, Suite A, Camarillo, California 93010
              _____________________________________________________
                    (Address of Principal Executive Offices)


         Registrant's telephone number, including area code 800-905-6367


                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          Effective March 28, 2007, Hugh Wain Swapp resigned as a member of the Board of Directors and Chief Financial Officer of International Card Establishment, Inc. (the "Company"). Subsequent to the foregoing resignation, on March 28, 2007, the Board of Directors of the Company appointed Cecille Clayvielle, it's controller, as Chief Financial Officer of the Company. Ms. Clayvielle shall receive a base salary of $75,000 per year for her services as Chief Financial Officer.

          Ms. Clayvielle has over ten years of public accounting experience specializing in small businesses as well as eight years in the private sector. Prior to joining the Company, Ms. Clayvielle has been employed in various accounting and managerial positions at small to medium sized companies including Powerboat Magazine, Data Exchange Corporation and iQstor Networks, Inc. all based in the Ventura County. Ms. Clayvielle served as the Accounting Manager for iQstor Networks, Inc. from May 2006 to September 2006 and was employed by Data Exchange Corporation from December 2000 to April 2006. Ms. Clayvielle holds a Bachelor of Science in Commerce with a concentration in accounting from Notre Dame University, Philippines, where she graduated with honors in March 1977. In 1978, Ms. Clayvielle obtained her CPA certificate from the Philippines and is currently a member of the Institute of Management Accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERNATIONAL CARD ESTABLISHMENT, INC.




DATE: April 3, 2007                By: /s/ WILLIAM LOPSHIRE
                                       ___________________________
                                           William Lopshire
                                           Chief Executive Officer